Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated December 1, 2017
to the
Statement of Additional Information (“SAI”) dated October 13, 2017 for the USA Mutuals Navigator Fund (the “Fund”),
a series of USA Mutuals (the “Trust”)

Effective immediately, the “Futures Contracts” sub-section, in the “Derivatives” sub-section of the “Investment Policies, Strategies and Associated Risks” section of the Fund’s SAI is hereby replaced in its entirety with the following:

Futures Contracts.  The Fund has the ability to buy and sell stock index futures contracts traded on domestic futures exchanges to hedge the value of its portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, the Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

Please retain this supplement with your SAI.